UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 31, 2007

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SMART & FINAL INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-10811	95-4079584
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.

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600 Citadel Drive
City of Commerce, California	90040
(Address of principal executive offices)	(Zip Code)

(323) 869-7500
(Registrant's telephone number, including area code0

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 31, 2007, Smart & Final Inc. (the “Company”) issued a press release announcing the completion of the merger of the Company with an affiliate of Apollo Management L.P.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Not applicable

(b) Pro Forma Financial Information.

Not applicable

(c) Exhibits.

Exhibits 99.1 – Smart & Final Inc. Press Release dated May 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART & FINAL INC.

By:	/s/ Richard N. Phegley
Name:	Richard N. Phegley
Title:	Senior Vice President and Chief
Financial Officer

Date: May 31, 2007

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Smart & Final Inc. Press Release dated May 31, 2007

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